EXHIBIT 99.12

   CLASS   TYPE     CPN       MTR    STRIPPED OFFER    FULL CPN OFFER      CPN
   1A1     3/1s     3.52%      33                       SOLD             4.086
   2A1     3/1s     3.76       35                       SOLD             4.569
   3A1     5/1s     3.97       59    N+140   101-24    N+165   102-30    4.669
   4A1     5/1s     3.97       60    N+150   101-16    N+209   102-30    5.123
   5A1     5/1s     3.97       60    N+150   101-16    N+175   102-03    4.404
   6A1     7/1s     4.11       82    N+170   101-16    N+200   102-27    4.961

*all bonds run to earlier of balloon at reset or 5% cleanup call
*on stripped bonds, we will adjust coupon to maintain spread and $ as mkt moves.

HIGHLIGHTS:  G1  4.37%gwac 45%low doc             G4 73% low doc 384k avg ln bal
             G2  82% low doc, 380k avg ln.bal     G5 45% ficos <680, 308k avg ln
             G3  89% ppay penalty, 60% low doc    G6 55% ppay pen
marm0302 - Price/Yield - 1A1

Balance     $44,000,000.00    Delay                    24    WAC(1)    4.375
Coupon                3.52    Dated              7/1/2003    NET(1)    4.086
Settle           7/30/2003    First Payment     8/25/2003    WAM(1)      360

*Coupon = netrate - 0.5663 through month 34 then netrate - 0.26

Run to the earlier of 5% cleanup call and the weighted average reset in 35 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  2.9939          2.9039          2.8167          2.7267
       101-09                  2.9824          2.8904          2.8015          2.7096
       101-10                  2.9708          2.8770          2.7863          2.6926
       101-11                  2.9592          2.8636          2.7711          2.6755
       101-12                  2.9477          2.8502          2.7559          2.6585
       101-13                  2.9361          2.8368          2.7407          2.6415
       101-14                  2.9246          2.8234          2.7255          2.6245
       101-15                  2.9130          2.8100          2.7103          2.6075
       101-16                  2.9015          2.7966          2.6952          2.5905
       101-17                  2.8899          2.7833          2.6800          2.5735
       101-18                  2.8784          2.7699          2.6649          2.5565
       101-19                  2.8669          2.7565          2.6497          2.5395
       101-20                  2.8554          2.7432          2.6346          2.5225
       101-21                  2.8438          2.7298          2.6195          2.5056
       101-22                  2.8323          2.7165          2.6043          2.4886
       101-23                  2.8208          2.7031          2.5892          2.4717
       101-24                  2.8093          2.6898          2.5741          2.4547

Spread @ Center Price             103             109             111             110
         WAL                     2.83            2.43            2.14            1.90
      Mod Durn                  2.664           2.297           2.027           1.808
  Principal Window      Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jun06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  2.5721          2.2603          1.9666          1.5464
       101-09                  2.5519          2.2337          1.9339          1.5051
       101-10                  2.5317          2.2071          1.9013          1.4638
       101-11                  2.5115          2.1805          1.8686          1.4226
       101-12                  2.4913          2.1539          1.8360          1.3813
       101-13                  2.4711          2.1273          1.8035          1.3402
       101-14                  2.4509          2.1007          1.7709          1.2990
       101-15                  2.4307          2.0742          1.7384          1.2579
       101-16                  2.4106          2.0477          1.7059          1.2168
       101-17                  2.3904          2.0212          1.6734          1.1757
       101-18                  2.3703          1.9947          1.6409          1.1347
       101-19                  2.3501          1.9682          1.6084          1.0937
       101-20                  2.3300          1.9418          1.5760          1.0527
       101-21                  2.3099          1.9153          1.5436          1.0118
       101-22                  2.2898          1.8889          1.5112          0.9709
       101-23                  2.2697          1.8625          1.4789          0.9300
       101-24                  2.2497          1.8361          1.4465          0.8892

Spread @ Center Price             103              81              55               8
         WAL                     1.59            1.20            0.97            0.76
      Mod Durn                  1.525           1.159           0.945           0.748
  Principal Window      Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 2A1

Balance     $48,000,000.00    Delay                    24    WAC(2)    5.509
Coupon              3.7689    Dated              7/1/2003    NET(2)    5.161
Settle           7/30/2003    First Payment     8/25/2003    WAM(2)      359

*Coupon = netrate - 1.3922 through month 32 then netrate - 0.44

Run to the earlier of 5% cleanup call and the weighted average reset in 33 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-16                  3.0093          2.9082          2.8107          2.7102
       101-17                  2.9971          2.8942          2.7949          2.6926
       101-18                  2.9850          2.8802          2.7792          2.6750
       101-19                  2.9728          2.8662          2.7634          2.6575
       101-20                  2.9606          2.8522          2.7477          2.6399
       101-21                  2.9485          2.8382          2.7320          2.6224
       101-22                  2.9363          2.8243          2.7162          2.6049
       101-23                  2.9242          2.8103          2.7005          2.5873
       101-24                  2.9120          2.7963          2.6848          2.5698
       101-25                  2.8999          2.7824          2.6691          2.5523
       101-26                  2.8878          2.7684          2.6534          2.5348
       101-27                  2.8757          2.7545          2.6377          2.5173
       101-28                  2.8635          2.7406          2.6220          2.4999
       101-29                  2.8514          2.7266          2.6064          2.4824
       101-30                  2.8393          2.7127          2.5907          2.4649
       101-31                  2.8272          2.6988          2.5750          2.4475
       102-00                  2.8151          2.6849          2.5594          2.4300

Spread @ Center Price             110             113             113             110
         WAL                     2.68            2.32            2.06            1.84
      Mod Durn                  2.526           2.197           1.952           1.751
  Principal Window      Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-16                  2.5375          2.1890          1.8596          1.3933
       101-17                  2.5169          2.1621          1.8267          1.3522
       101-18                  2.4962          2.1352          1.7940          1.3112
       101-19                  2.4755          2.1083          1.7612          1.2702
       101-20                  2.4549          2.0814          1.7285          1.2292
       101-21                  2.4342          2.0545          1.6957          1.1882
       101-22                  2.4136          2.0277          1.6631          1.1473
       101-23                  2.3930          2.0009          1.6304          1.1064
       101-24                  2.3724          1.9740          1.5977          1.0655
       101-25                  2.3518          1.9473          1.5651          1.0247
       101-26                  2.3312          1.9205          1.5325          0.9839
       101-27                  2.3106          1.8937          1.4999          0.9431
       101-28                  2.2901          1.8670          1.4673          0.9024
       101-29                  2.2695          1.8402          1.4348          0.8617
       101-30                  2.2490          1.8135          1.4023          0.8210
       101-31                  2.2285          1.7868          1.3698          0.7803
       102-00                  2.2080          1.7601          1.3373          0.7397

Spread @ Center Price             101              74              44              -7
         WAL                     1.55            1.18            0.96            0.76
      Mod Durn                  1.488           1.143           0.939           0.750
  Principal Window      Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 3A1

Balance     $72,000,000.00    Delay                    24    WAC(3)    5.240
Coupon              3.9736    Dated              7/1/2003    NET(3)    4.668
Settle           7/30/2003    First Payment     8/25/2003    WAM(3)      359

*Coupon = netrate - 0.6949 through month 58 then netrate - 0.125

Run to the earlier of 5% cleanup call and the weighted average reset in 59 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-16                  3.5854          3.4726          3.3585          3.2398
       101-17                  3.5782          3.4633          3.3472          3.2265
       101-18                  3.5709          3.4541          3.3360          3.2132
       101-19                  3.5637          3.4448          3.3248          3.1999
       101-20                  3.5564          3.4356          3.3136          3.1866
       101-21                  3.5492          3.4264          3.3023          3.1733
       101-22                  3.5420          3.4172          3.2911          3.1600
       101-23                  3.5347          3.4080          3.2799          3.1467
       101-24                  3.5275          3.3987          3.2687          3.1335
       101-25                  3.5203          3.3895          3.2575          3.1202
       101-26                  3.5131          3.3803          3.2463          3.1070
       101-27                  3.5058          3.3711          3.2351          3.0937
       101-28                  3.4986          3.3619          3.2239          3.0805
       101-29                  3.4914          3.3527          3.2128          3.0673
       101-30                  3.4842          3.3435          3.2016          3.0540
       101-31                  3.4770          3.3344          3.1904          3.0408
       102-00                  3.4698          3.3252          3.1793          3.0276

Spread @ Center Price              92             120             133             140
         WAL                     4.72            3.66            2.98            2.49
      Mod Durn                  4.245           3.331           2.739           2.313
  Principal Window      Aug03 - Jun08   Aug03 - Jun08   Aug03 - Jun08   Aug03 - Jun08

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-16                  3.0293          2.5806          2.1550          1.6308
       101-17                  3.0124          2.5559          2.1228          1.5896
       101-18                  2.9954          2.5311          2.0907          1.5485
       101-19                  2.9784          2.5064          2.0586          1.5074
       101-20                  2.9615          2.4816          2.0266          1.4663
       101-21                  2.9446          2.4569          1.9945          1.4252
       101-22                  2.9276          2.4323          1.9625          1.3842
       101-23                  2.9107          2.4076          1.9305          1.3432
       101-24                  2.8938          2.3829          1.8985          1.3023
       101-25                  2.8769          2.3583          1.8666          1.2613
       101-26                  2.8601          2.3337          1.8347          1.2204
       101-27                  2.8432          2.3091          1.8028          1.1795
       101-28                  2.8263          2.2845          1.7709          1.1387
       101-29                  2.8095          2.2599          1.7390          1.0979
       101-30                  2.7926          2.2354          1.7072          1.0571
       101-31                  2.7758          2.2108          1.6753          1.0163
       102-00                  2.7590          2.1863          1.6435          0.9756

Spread @ Center Price             139             111              74              17
         WAL                     1.93            1.29            0.98            0.76
      Mod Durn                  1.815           1.244           0.959           0.748
  Principal Window      Aug03 - Jun08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 4A1

Balance     $78,000,000.00    Delay                    24    WAC(4)    5.526
Coupon              3.9715    Dated              7/1/2003    NET(4)    5.123
Settle           7/30/2003    First Payment     8/25/2003    WAM(4)      359

*Coupon = netrate - 1.1516 through month 59 then netrate - 0.31

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.6491          3.5516          3.4530          3.3503
       101-09                  3.6420          3.5424          3.4418          3.3370
       101-10                  3.6348          3.5333          3.4306          3.3238
       101-11                  3.6277          3.5241          3.4195          3.3105
       101-12                  3.6205          3.5150          3.4083          3.2973
       101-13                  3.6134          3.5058          3.3972          3.2840
       101-14                  3.6063          3.4967          3.3860          3.2708
       101-15                  3.5991          3.4876          3.3749          3.2576
       101-16                  3.5920          3.4784          3.3637          3.2444
       101-17                  3.5849          3.4693          3.3526          3.2312
       101-18                  3.5777          3.4602          3.3415          3.2179
       101-19                  3.5706          3.4511          3.3303          3.2048
       101-20                  3.5635          3.4420          3.3192          3.1916
       101-21                  3.5564          3.4328          3.3081          3.1784
       101-22                  3.5493          3.4237          3.2970          3.1652
       101-23                  3.5421          3.4146          3.2859          3.1520
       101-24                  3.5350          3.4055          3.2748          3.1389

Spread @ Center Price              95             126             142             150
         WAL                     4.81            3.71            3.01            2.51
      Mod Durn                  4.315           3.370           2.762           2.327
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.1681          2.7783          2.4118          1.9604
       101-09                  3.1512          2.7534          2.3795          1.9190
       101-10                  3.1342          2.7286          2.3473          1.8776
       101-11                  3.1173          2.7037          2.3150          1.8363
       101-12                  3.1003          2.6789          2.2828          1.7949
       101-13                  3.0834          2.6541          2.2506          1.7537
       101-14                  3.0665          2.6293          2.2184          1.7124
       101-15                  3.0496          2.6045          2.1863          1.6712
       101-16                  3.0327          2.5797          2.1541          1.6300
       101-17                  3.0158          2.5550          2.1220          1.5889
       101-18                  2.9989          2.5303          2.0899          1.5477
       101-19                  2.9821          2.5056          2.0579          1.5066
       101-20                  2.9652          2.4809          2.0258          1.4656
       101-21                  2.9484          2.4562          1.9938          1.4245
       101-22                  2.9315          2.4315          1.9618          1.3835
       101-23                  2.9147          2.4069          1.9298          1.3426
       101-24                  2.8979          2.3822          1.8979          1.3016

Spread @ Center Price             153             131              99              50
         WAL                     1.94            1.29            0.98            0.76
      Mod Durn                  1.820           1.241           0.957           0.746
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 5A1

Balance     $32,000,000.00    Delay                    24    WAC(5)    4.833
Coupon              3.9723    Dated              7/1/2003    NET(5)    4.404
Settle           7/30/2003    First Payment     8/25/2003    WAM(5)      359

*Coupon = netrate - 0.4322 through month 59 then netrate - 0.35

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.6417          3.5458          3.4482          3.3463
       101-09                  3.6345          3.5366          3.4370          3.3330
       101-10                  3.6273          3.5274          3.4258          3.3197
       101-11                  3.6201          3.5182          3.4146          3.3064
       101-12                  3.6130          3.5090          3.4034          3.2931
       101-13                  3.6058          3.4998          3.3922          3.2798
       101-14                  3.5986          3.4907          3.3810          3.2665
       101-15                  3.5914          3.4815          3.3698          3.2532
       101-16                  3.5843          3.4723          3.3586          3.2400
       101-17                  3.5771          3.4632          3.3474          3.2267
       101-18                  3.5700          3.4540          3.3363          3.2135
       101-19                  3.5628          3.4448          3.3251          3.2002
       101-20                  3.5556          3.4357          3.3139          3.1870
       101-21                  3.5485          3.4265          3.3028          3.1738
       101-22                  3.5413          3.4174          3.2916          3.1605
       101-23                  3.5342          3.4083          3.2805          3.1473
       101-24                  3.5270          3.3991          3.2694          3.1341

Spread @ Center Price              95             126             141             150
         WAL                     4.79            3.69            3.00            2.50
      Mod Durn                  4.294           3.356           2.752           2.319
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.1650          2.7767          2.4102          1.9588
       101-09                  3.1480          2.7517          2.3779          1.9173
       101-10                  3.1310          2.7268          2.3455          1.8759
       101-11                  3.1140          2.7019          2.3132          1.8345
       101-12                  3.0970          2.6770          2.2810          1.7932
       101-13                  3.0800          2.6522          2.2487          1.7518
       101-14                  3.0631          2.6273          2.2165          1.7105
       101-15                  3.0461          2.6025          2.1843          1.6693
       101-16                  3.0292          2.5777          2.1521          1.6280
       101-17                  3.0122          2.5529          2.1200          1.5868
       101-18                  2.9953          2.5281          2.0878          1.5457
       101-19                  2.9784          2.5033          2.0557          1.5045
       101-20                  2.9615          2.4786          2.0236          1.4634
       101-21                  2.9446          2.4539          1.9915          1.4223
       101-22                  2.9277          2.4292          1.9595          1.3813
       101-23                  2.9108          2.4045          1.9275          1.3403
       101-24                  2.8940          2.3798          1.8955          1.2993

Spread @ Center Price             152             131              99              49
         WAL                     1.93            1.29            0.98            0.76
      Mod Durn                  1.815           1.239           0.955           0.745
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 6A1

Balance     $14,500,000.00    Delay                    24    WAC(6)    5.563
Coupon              4.1155    Dated              7/1/2003    NET(6)    4.961
Settle           7/30/2003    First Payment     8/25/2003    WAM(6)      358

*Coupon = netrate - 0.7355 through month 81then netrate - 0.27

Run to the earlier of 5% cleanup call and the weighted average reset in 82 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.9856          3.8801          3.7729          3.6595
       101-09                  3.9801          3.8725          3.7630          3.6474
       101-10                  3.9745          3.8648          3.7532          3.6353
       101-11                  3.9690          3.8571          3.7434          3.6232
       101-12                  3.9635          3.8494          3.7335          3.6110
       101-13                  3.9579          3.8418          3.7237          3.5990
       101-14                  3.9524          3.8341          3.7139          3.5869
       101-15                  3.9469          3.8264          3.7041          3.5748
       101-16                  3.9413          3.8188          3.6943          3.5627
       101-17                  3.9358          3.8111          3.6845          3.5507
       101-18                  3.9303          3.8035          3.6747          3.5386
       101-19                  3.9248          3.7958          3.6649          3.5265
       101-20                  3.9192          3.7882          3.6551          3.5145
       101-21                  3.9137          3.7805          3.6453          3.5025
       101-22                  3.9082          3.7729          3.6355          3.4904
       101-23                  3.9027          3.7653          3.6257          3.4784
       101-24                  3.8972          3.7576          3.6160          3.4664

Spread @ Center Price              90             127             156             170
         WAL                     6.48            4.57            3.50            2.80
      Mod Durn                  5.574           4.021           3.139           2.550
  Principal Window      Aug03 - May10   Aug03 - May10   Aug03 - May10   Aug03 - May10

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                   1.05            1.05            1.05            1.05


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.4565          3.0184          2.6475          2.1906
       101-09                  3.4403          2.9934          2.6151          2.1491
       101-10                  3.4241          2.9685          2.5827          2.1076
       101-11                  3.4080          2.9436          2.5504          2.0662
       101-12                  3.3918          2.9186          2.5181          2.0248
       101-13                  3.3756          2.8937          2.4858          1.9834
       101-14                  3.3595          2.8689          2.4535          1.9420
       101-15                  3.3434          2.8440          2.4213          1.9007
       101-16                  3.3272          2.8191          2.3890          1.8594
       101-17                  3.3111          2.7943          2.3568          1.8182
       101-18                  3.2950          2.7695          2.3247          1.7770
       101-19                  3.2789          2.7447          2.2925          1.7358
       101-20                  3.2628          2.7199          2.2604          1.6946
       101-21                  3.2468          2.6951          2.2283          1.6535
       101-22                  3.2307          2.6704          2.1962          1.6124
       101-23                  3.2146          2.6456          2.1641          1.5713
       101-24                  3.1986          2.6209          2.1320          1.5303

Spread @ Center Price             177             155             123              73
         WAL                     2.05            1.29            0.98            0.76
      Mod Durn                  1.908           1.237           0.954           0.744
  Principal Window      Aug03 - Mar10   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                   1.05            1.05            1.05            1.05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 1A1

Balance                 $44,000,000.00 Delay         24             WAC(1)       4.375
Coupon                  4.0863         Dated         7/1/2003       NET(1)       4.086
Settle                  7/30/2003      First Payment 8/25/2003      WAM(1)       360
*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 35 months.
                               0 CPR        10 CPR        18 CPR        25 CPR       35 CPR        50 CPR       60 CPR        70 CPR
               101-31         3.2722        3.1381        3.0081        2.8739       2.6431        2.1774       1.7385        1.1113
               102-00         3.2607        3.1247        2.9930        2.8569       2.6230        2.1509       1.7062        1.0705
               102-01         3.2491        3.1113        2.9778        2.8399       2.6028        2.1245       1.6738        1.0297
               102-02         3.2375        3.0979        2.9626        2.8229       2.5827        2.0981       1.6415        0.9889
               102-03         3.2259        3.0845        2.9474        2.8059       2.5626        2.0717       1.6092        0.9482
               102-04         3.2144        3.0711        2.9323        2.7889       2.5425        2.0453       1.5769        0.9075
               102-05         3.2028        3.0577        2.9171        2.7719       2.5224        2.0189       1.5447        0.8668
               102-06         3.1912        3.0443        2.9020        2.7550       2.5023        1.9926       1.5125        0.8262
               102-07         3.1797        3.0309        2.8868        2.7380       2.4822        1.9663       1.4803        0.7856
               102-08         3.1681        3.0175        2.8717        2.7210       2.4622        1.9400       1.4481        0.7450
               102-09         3.1566        3.0042        2.8566        2.7041       2.4421        1.9137       1.4159        0.7044
               102-10         3.1450        2.9908        2.8414        2.6872       2.4221        1.8874       1.3838        0.6639
               102-11         3.1335        2.9775        2.8263        2.6702       2.4020        1.8611       1.3517        0.6234
               102-12         3.1220        2.9641        2.8112        2.6533       2.3820        1.8349       1.3196        0.5829
               102-13         3.1105        2.9508        2.7961        2.6364       2.3620        1.8086       1.2875        0.5425
               102-14         3.0989        2.9374        2.7810        2.6195       2.3420        1.7824       1.2554        0.5021
               102-15         3.0874        2.9241        2.7659        2.6026       2.3220        1.7562       1.2234        0.4617

Spread @ Center Price            141           140           136           130          119            86           47           -21
                  WAL           2.83          2.43          2.14          1.90         1.59          1.20         0.97          0.76
             Mod Durn          2.664         2.297         2.027         1.808        1.525         1.159        0.945         0.748
     Principal Window  Aug03 - Jun06 Aug03 - Jun06 Aug03 - Jun06 Aug03 - Jun06 Aug03 - Jun06Aug03 - Jun06 Aug03 - Jun06Aug03 - Jan06

            LIBOR_6MO           0.98          0.98          0.98          0.98         0.98          0.98         0.98          0.98
            LIBOR_1YR           1.01          1.01          1.01          1.01         1.01          1.01         1.01          1.01
              CMT_1YR          1.048         1.048         1.048         1.048        1.048         1.048        1.048         1.048


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 2A1

Balance                 $48,000,000.00   Delay          24             WAC(2)       5.509
Coupon                  4.5695           Dated          7/1/2003       NET(2)       5.161
Settle                  7/30/2003        First Payment  8/25/2003      WAM(2)       359
*Coupon = netrate - 0.5916 through month 32 then netrate - 0.44

Run to the earlier of 5% cleanup call and the weighted average reset in 33 months.
                                   0 CPR         10 CPR        18 CPR        25 CPR        35 CPR     50 CPR     60 CPR    70 CPR
               102-16           3.3702         3.2104        3.0560        2.8966        2.6222     2.0679     1.5439    0.8054
               102-17           3.3580         3.1964        3.0403        2.8791        2.6016     2.0412     1.5115    0.7650
               102-18           3.3458         3.1824        3.0246        2.8616        2.5811     2.0146     1.4791    0.7246
               102-19           3.3336         3.1684        3.0089        2.8441        2.5605     1.9879     1.4468    0.6842
               102-20           3.3214         3.1545        2.9932        2.8266        2.5400     1.9613     1.4145    0.6439
               102-21           3.3093         3.1405        2.9775        2.8091        2.5195     1.9347     1.3822    0.6036
               102-22           3.2971         3.1265        2.9618        2.7917        2.4990     1.9082     1.3499    0.5633
               102-23           3.2850         3.1126        2.9461        2.7742        2.4785     1.8816     1.3176    0.5231
               102-24           3.2728         3.0986        2.9304        2.7568        2.4580     1.8550     1.2854    0.4828
               102-25           3.2606         3.0847        2.9148        2.7393        2.4376     1.8285     1.2532    0.4427
               102-26           3.2485         3.0708        2.8991        2.7219        2.4171     1.8020     1.2210    0.4025
               102-27           3.2364         3.0568        2.8834        2.7045        2.3967     1.7755     1.1888    0.3624
               102-28           3.2242         3.0429        2.8678        2.6870        2.3762     1.7490     1.1567    0.3223
               102-29           3.2121         3.0290        2.8522        2.6696        2.3558     1.7226     1.1246    0.2822
               102-30           3.2000         3.0151        2.8365        2.6522        2.3354     1.6961     1.0925    0.2422
               102-31           3.1878         3.0011        2.8209        2.6348        2.3150     1.6697     1.0604    0.2021
               103-00           3.1757         2.9872        2.8053        2.6175        2.2946     1.6433     1.0283    0.1622

Spread @ Center Price              155            150           143           135           119         76         28       -51
                  WAL             2.68           2.32          2.06          1.84          1.55       1.18       0.96      0.76
             Mod Durn            2.526          2.197         1.952         1.751         1.488      1.143      0.939     0.750
     Principal Window    Aug03 - Apr06  Aug03 - Apr06 Aug03 - Apr06 Aug03 - Apr06 Aug03 - Apr06 Aug03 - AprAug03 - AprAug03 - Jan06

            LIBOR_6MO             0.98           0.98          0.98          0.98          0.98       0.98       0.98      0.98
            LIBOR_1YR             1.01           1.01          1.01          1.01          1.01       1.01       1.01      1.01
              CMT_1YR            1.048          1.048         1.048         1.048         1.048      1.048      1.048     1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 3A1

Balance                 $72,000,000.00    Delay         24             WAC(3)        5.240
Coupon                  4.6685            Dated         7/1/2003       NET(3)        4.668
Settle                  7/30/2003         First Payment 8/25/2003      WAM(3)        359
*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 59 months.
                                  0 CPR        10 CPR        18 CPR         25 CPR        35 CPR     50 CPR     60 CPR     70 CPR
               102-22            3.9859        3.7954        3.6031         3.4032        3.0494     2.2968     1.5829     0.7050
               102-23            3.9787        3.7862        3.5919         3.3900        3.0326     2.2724     1.5514     0.6647
               102-24            3.9714        3.7770        3.5807         3.3768        3.0158     2.2481     1.5198     0.6244
               102-25            3.9641        3.7677        3.5695         3.3635        2.9990     2.2237     1.4883     0.5842
               102-26            3.9568        3.7585        3.5583         3.3503        2.9823     2.1994     1.4569     0.5440
               102-27            3.9496        3.7493        3.5471         3.3371        2.9655     2.1751     1.4254     0.5038
               102-28            3.9423        3.7400        3.5359         3.3239        2.9487     2.1508     1.3940     0.4636
               102-29            3.9350        3.7308        3.5247         3.3107        2.9320     2.1265     1.3625     0.4235
               102-30            3.9278        3.7216        3.5136         3.2975        2.9153     2.1022     1.3312     0.3834
               102-31            3.9205        3.7124        3.5024         3.2843        2.8985     2.0779     1.2998     0.3433
               103-00            3.9132        3.7032        3.4912         3.2712        2.8818     2.0537     1.2684     0.3033
               103-01            3.9060        3.6940        3.4801         3.2580        2.8651     2.0295     1.2371     0.2633
               103-02            3.8987        3.6847        3.4689         3.2448        2.8484     2.0052     1.2058     0.2233
               103-03            3.8915        3.6755        3.4578         3.2317        2.8317     1.9810     1.1745     0.1833
               103-04            3.8842        3.6664        3.4466         3.2185        2.8150     1.9569     1.1433     0.1434
               103-05            3.8770        3.6572        3.4355         3.2054        2.7984     1.9327     1.1120     0.1035
               103-06            3.8698        3.6480        3.4244         3.1922        2.7817     1.9085     1.0808     0.0636

Spread @ Center Price               139           162           170            165           147         95         32        -61
                  WAL              4.72          3.66          2.98           2.49          1.93       1.29       0.98       0.76
             Mod Durn             4.245         3.331         2.739          2.313         1.815      1.244      0.959      0.748
     Principal Window     Aug03 - Jun08 Aug03 - Jun08 Aug03 - Jun08  Aug03 - Jun08 Aug03 - Jun08 Aug03 - OctAug03 - OctAug03 - Jan06

            LIBOR_6MO              0.98          0.98          0.98           0.98          0.98       0.98       0.98       0.98
            LIBOR_1YR              1.01          1.01          1.01           1.01          1.01       1.01       1.01       1.01
              CMT_1YR             1.048         1.048         1.048          1.048         1.048      1.048      1.048      1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 4A1

Balance                  $78,000,000.00  Delay         24             WAC(4)       5.526
Coupon                   5.1231          Dated         7/1/2003       NET(4)       5.123
Settle                   7/30/2003       First Payment 8/25/2003      WAM(4)       359
*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.
                                   0 CPR        10 CPR        18 CPR        25 CPR        35 CPR     50 CPR     60 CPR     70 CPR
                  102-22          4.4436        4.2498        4.0539        3.8504        3.4901     2.7220     1.9998     1.1117
                  102-23          4.4364        4.2405        4.0427        3.8371        3.4733     2.6974     1.9681     1.0712
                  102-24          4.4291        4.2313        4.0315        3.8239        3.4564     2.6729     1.9364     1.0308
                  102-25          4.4219        4.2221        4.0203        3.8106        3.4396     2.6485     1.9048     0.9904
                  102-26          4.4146        4.2129        4.0091        3.7974        3.4228     2.6240     1.8731     0.9500
                  102-27          4.4074        4.2036        3.9979        3.7842        3.4059     2.5995     1.8415     0.9097
                  102-28          4.4002        4.1944        3.9867        3.7709        3.3891     2.5751     1.8100     0.8694
                  102-29          4.3929        4.1852        3.9755        3.7577        3.3723     2.5507     1.7784     0.8291
                  102-30          4.3857        4.1760        3.9644        3.7445        3.3555     2.5262     1.7469     0.7888
                  102-31          4.3785        4.1668        3.9532        3.7313        3.3388     2.5019     1.7154     0.7486
                  103-00          4.3712        4.1576        3.9420        3.7181        3.3220     2.4775     1.6839     0.7084
                  103-01          4.3640        4.1484        3.9309        3.7049        3.3052     2.4531     1.6524     0.6683
                  103-02          4.3568        4.1392        3.9197        3.6917        3.2885     2.4288     1.6210     0.6281
                  103-03          4.3496        4.1300        3.9086        3.6785        3.2717     2.4044     1.5895     0.5880
                  103-04          4.3424        4.1208        3.8974        3.6654        3.2550     2.3801     1.5581     0.5479
                  103-05          4.3351        4.1117        3.8863        3.6522        3.2383     2.3558     1.5268     0.5079
                  103-06          4.3279        4.1025        3.8751        3.6391        3.2216     2.3316     1.4954     0.4679

   Spread @ Center Price             181           206           213           209           190        138         74        -21
                     WAL            4.81          3.71          3.01          2.51          1.94       1.29       0.98       0.76
                Mod Durn           4.315         3.370         2.762         2.327         1.820      1.241      0.957      0.746
        Principal Window   Aug03 - Jul08 Aug03 - Jul08 Aug03 - Jul08 Aug03 - Jul08 Aug03 - Jul08 Aug03 - OctAug03 - OctAug03 - Jan06

               LIBOR_6MO            0.98          0.98          0.98          0.98          0.98       0.98       0.98       0.98
               LIBOR_1YR            1.01          1.01          1.01          1.01          1.01       1.01       1.01       1.01
                 CMT_1YR           1.048         1.048         1.048         1.048         1.048      1.048      1.048      1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 5A1

Balance                 $32,000,000.00  Delay          24             WAC(5)       4.833
Coupon                  4.4045          Dated          7/1/2003       NET(5)       4.404
Settle                  7/30/2003       First Payment  8/25/2003      WAM(5)       359
*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.
                                  0 CPR         10 CPR        18 CPR        25 CPR        35 CPR     50 CPR     60 CPR    70 CPR
                 101-27          3.9307         3.7945        3.6564        3.5125        3.2571     2.7114     2.1975    1.5650
                 101-28          3.9235         3.7853        3.6452        3.4992        3.2402     2.6866     2.1655    1.5240
                 101-29          3.9163         3.7761        3.6339        3.4859        3.2232     2.6619     2.1334    1.4830
                 101-30          3.9091         3.7669        3.6227        3.4726        3.2063     2.6371     2.1014    1.4420
                 101-31          3.9019         3.7577        3.6115        3.4593        3.1894     2.6124     2.0694    1.4010
                 102-00          3.8947         3.7485        3.6003        3.4461        3.1725     2.5877     2.0374    1.3601
                 102-01          3.8875         3.7393        3.5891        3.4328        3.1556     2.5630     2.0054    1.3192
                 102-02          3.8803         3.7301        3.5779        3.4195        3.1387     2.5384     1.9735    1.2784
                 102-03          3.8731         3.7209        3.5668        3.4063        3.1218     2.5137     1.9416    1.2376
                 102-04          3.8659         3.7117        3.5556        3.3931        3.1049     2.4891     1.9097    1.1968
                 102-05          3.8587         3.7025        3.5444        3.3798        3.0880     2.4645     1.8778    1.1560
                 102-06          3.8515         3.6933        3.5332        3.3666        3.0712     2.4399     1.8460    1.1153
                 102-07          3.8443         3.6842        3.5221        3.3534        3.0543     2.4153     1.8141    1.0745
                 102-08          3.8371         3.6750        3.5109        3.3402        3.0375     2.3907     1.7823    1.0339
                 102-09          3.8299         3.6658        3.4998        3.3269        3.0207     2.3662     1.7506    0.9932
                 102-10          3.8228         3.6567        3.4886        3.3137        3.0038     2.3416     1.7188    0.9526
                 102-11          3.8156         3.6475        3.4775        3.3006        2.9870     2.3171     1.6871    0.9120

  Spread @ Center Price             131            161           174           175           167        137         93        24
                    WAL            4.79           3.69          3.00          2.50          1.93       1.29       0.98      0.76
               Mod Durn           4.294          3.356         2.752         2.319         1.815      1.239      0.955     0.745
       Principal Window   Aug03 - Jul08  Aug03 - Jul08 Aug03 - Jul08 Aug03 - Jul08 Aug03 - Jul08 Aug03 - OctAug03 - OctAug03 - Jan06

              LIBOR_6MO            0.98           0.98          0.98          0.98          0.98       0.98       0.98      0.98
              LIBOR_1YR            1.01           1.01          1.01          1.01          1.01       1.01       1.01      1.01
                CMT_1YR           1.048          1.048         1.048         1.048         1.048      1.048      1.048     1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 6A1

Balance                  $14,500,000.00   Delay         24             WAC(6)       5.563
Coupon                   4.961            Dated         7/1/2003       NET(6)       4.961
Settle                   7/30/2003        First Payment 8/25/2003      WAM(6)       358
*Coupon = netrate - 0.8455 through month 81then netrate - 0.27

Run to the earlier of 5% cleanup call and the weighted average reset in 82 months.
                                 0 CPR        10 CPR        18 CPR        25 CPR        35 CPR     50 CPR     60 CPR     70 CPR
               102-19           4.4716        4.2707        4.0671        3.8526        3.4698     2.6446     1.9468     1.0887
               102-20           4.4660        4.2630        4.0573        3.8405        3.4538     2.6201     1.9151     1.0482
               102-21           4.4604        4.2553        4.0475        3.8285        3.4378     2.5956     1.8834     1.0077
               102-22           4.4548        4.2476        4.0376        3.8165        3.4219     2.5711     1.8518     0.9673
               102-23           4.4492        4.2399        4.0278        3.8044        3.4059     2.5466     1.8201     0.9269
               102-24           4.4437        4.2322        4.0180        3.7924        3.3899     2.5222     1.7885     0.8865
               102-25           4.4381        4.2245        4.0082        3.7804        3.3740     2.4977     1.7570     0.8462
               102-26           4.4325        4.2168        3.9984        3.7684        3.3580     2.4733     1.7254     0.8059
               102-27           4.4269        4.2091        3.9887        3.7564        3.3421     2.4489     1.6939     0.7656
               102-28           4.4213        4.2015        3.9789        3.7444        3.3262     2.4245     1.6623     0.7254
               102-29           4.4158        4.1938        3.9691        3.7325        3.3103     2.4002     1.6308     0.6851
               102-30           4.4102        4.1861        3.9593        3.7205        3.2944     2.3758     1.5994     0.6449
               102-31           4.4046        4.1785        3.9496        3.7085        3.2785     2.3515     1.5679     0.6048
               103-00           4.3990        4.1708        3.9398        3.6966        3.2626     2.3271     1.5365     0.5646
               103-01           4.3935        4.1631        3.9300        3.6846        3.2467     2.3028     1.5051     0.5245
               103-02           4.3879        4.1555        3.9203        3.6727        3.2309     2.2785     1.4737     0.4845
               103-03           4.3823        4.1478        3.9105        3.6607        3.2150     2.2543     1.4423     0.4444

Spread @ Center Price              145           173           195           200           184        130         68        -23
                  WAL             6.48          4.57          3.50          2.80          2.05       1.29       0.98       0.76
             Mod Durn            5.574         4.021         3.139         2.550         1.908      1.237      0.954      0.744
     Principal Window    Aug03 - May10 Aug03 - May10 Aug03 - May10 Aug03 - May10 Aug03 - Mar10 Aug03 - OctAug03 - OctAug03 - Jan06

            LIBOR_6MO             0.98          0.98          0.98          0.98          0.98       0.98       0.98       0.98
            LIBOR_1YR             1.01          1.01          1.01          1.01          1.01       1.01       1.01       1.01
              CMT_1YR            1.048         1.048         1.048         1.048         1.048      1.048      1.048      1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.